CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




First Investors Life Series Fund
95 Wall Street
New York, NY  10005


We consent to the use in Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (File Nos. 002-94809 and 811-04325) of our report dated February 1, 2005 relating to the December 31, 2004 financial statements of First Investors Life Series Fund, which are included in said Registration Statement.



                                                /s/ Tait, Weller & Baker

                                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 28, 2005